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                                                                    EXHIBIT 99.1

                             DELOITTE & TOUCHE LLP
                                BATON ROUGE, LA


October 17, 1996



Mr. Robert B. Thomas, Jr.
Chairman and President
United Companies Life Insurance Company
Baton Rouge, Louisiana

Dear Mr. Thomas:

This is to confirm that the client-auditor relationship between United Companies Life Insurance Company (Commission File No. 33-91362, No. 33-91358, No. 33-95968, and No. 33-95778) and Deloitte & Touche LLP has ceased.

Yours truly,



/s/      Deloitte & Touche LLP

cc:      Office of the Chief Accountant
         SECPS Letter File
         Securities and Exchange Commission
         Mail Stop 9-5
         450 5th Street, N.W.
         Washington, D.C.  20549